WHARTON ONE

REPORT TO BIOSEARCH BOARD OF DIRECTORS April 1999

Biosearch Medical Products, Inc.                                       Exhibit A
Comparative Balance Sheets at the Years Ended December 31, 1992-1998
and at March 31, 1999


                                              1993         1994          1995        1996         1997         1998    03/31/99

ASSETS
Current Assets:
Cash and cash equivalents                  $74,717     $466,832      $568,092     $321,376     $14,486     $105,768       $49,157
Accounts receivable                        320,122      547,986       162,500      182,247     351,964       78,751       111,650
Inventories                                576,113      574,766       616,091      513,551     372,012      297,613       329,827
Other current assets                        52,456       35,716        17,551       30,665      18,762      256,127       235,908
                                       ------------------------------------------------------------------------------------------

Total current assets                     1,023,408    1,625,300     1,364,234    1,047,839     757,224      738,259       726,542

Property, plant & equipment@cost         4,399,427    3,980,373     4,078,875    4,251,055   4,239,648    2,440,400         NA
Less:  Accumulated depreciation          2,790,208    2,593,172     2,708,388    2,799,250   2,887,766    2,287,523          V
                                       ------------------------------------------------------------------------------------------
Net property, plant & equipment          1,609,219    1,387,201     1,370,487    1,451,805   1,351,882      152,877        88,028

Escrow                                           0    1,025,706       312,811            0           0            0
Cash surrender value of life insurance      24,062      346,385       402,785            0           0            0
Other assets                                64,476       67,423        13,557       13,580       8,123        5,862         4,991

Total assets                            $2,721,165   $4,452,015    $3,463,874   $2,513,224  $2,117,229     $896,998      $819,561
                                       ==========================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long term debt      $900,414      $28,968       $32,648      $36,788    $691,041           $0            $0
Customer deposit                            15,800        9,282             0            0                  380,000       123,913
Accounts payable                           405,185      229,008       163,534      185,653     353,712      253,497       155,705
Accrued liabilities                        350,817      230,120       188,328      131,693     132,330      174,330        50,382
                                       ------------------------------------------------------------------------------------------

Total current liabilities                1,672,216      497,378       384,510      354,134   1,177,083      807,827       330,000

Long term debt                             777,512      731,591       699,522      662,734           0            0             0

Stockholders' equity:
Common stock                            11,129,913   11,129,913    11,129,948   11,129,954  11,129,954   11,129,954    11,129,954
Accumulated deficit                    (10,825,741)  (7,875,158)   (8,718,791)  (9,602,359) (9,602,359) (11,009,544)  (10,609,154)
Treasury stock@cost                        (32,735)     (31,709)      (31,315)     (31,239)    (31,239)     (31,239)      (31,239)
                                       ------------------------------------------------------------------------------------------

Stockholders' equity                       271,437    3,223,046     2,379,842    1,496,356   1,496,356       89,171       489,561

Liabilities and stockholders' equity    $2,721,165   $4,452,015    $3,463,874   $2,513,224  $2,673,439     $896,998      $819,561
                                       ==========================================================================================

Biosearch Medical Products, Inc.
Discounted Cash Flow Analysis                                          Exhibit 1

                                                                                            1.3078635      1.1914351       1.547251
                                                                 1999          2000           2001           2002           2003
Total Revenue                                                 $1,855,300    $2,696,000     $3,526,000     $4,201,000     $4,851,000
Growth Rate
Material Cost                                                    463,825       598,512        881,500      1,050,250      1,212,750
                                                                      25%           22%            25%            25%            25%
Direct Labor                                                     212,500       296,560        476,010        567,135        654,885
                                                                      11%           11%            14%            14%            14%
Overhead
Manufacturing                                                    204,000       249,000        300,000        326,000        357,000
Extrusion                                                              0             0              0              0              0
Maintenance                                                       11,550        70,000         75,000         75,000         75,000
Warehouse/Purchasing                                              44,000        62,500         65,500         69,000         72,300
Manufacturing Engineering                                              0        62,500         65,500         69,000         72,300
Quality Assurance                                                 57,000       125,500        156,000        164,000        173,000
Building & Utilities                                              55,000        60,000        100,000        100,000        100,000
Other                                                             50,000        75,000        200,000        200,000        200,000

Total Overhead                                                   421,500       704,500        962,000      1,003,000      1,049,600
                                                                      23%           26%            27%            24%            22%
Sales & General Administrative
Payroll & Benefits                                               473,000       570,000        593,000        616,000        641,000
Insurance                                                         80,000        80,000         85,000         90,000         90,000
Professional Fees                                                 30,000        35,000         35,000         35,000         30,000
Financial Reporting                                               15,000        15,000         15,000         15,000         15,000
Car Allowance                                                     20,000        20,000         20,000         20,000         20,000
Royalties                                                              0             0              0              0              0
Rent Expense                                                      98,000        98,000        120,000        120,000        120,000
Telephone                                                         20,000        20,000         25,000         25,000         25,000
Postage & Supplies                                                25,000        25,000         30,000         30,000         30,000
Advertising                                                       10,000        10,000         20,000         30,000         30,000
Misc.                                                             10,000        10,000         20,000         30,000         30,000
Travel                                                             5,000        10,000         25,000         25,000         25,000
Directors Fees                                                    40,000        40,000         45,000         45,000         45,000
Depreciation                                                      50,577        72,577         98,577        122,577        150,577

Allocation to Hydromer (J.P)                                     (20,450)      (22,500)       (23,600)       (20,450)       (20,450)
Allocation to Hydromer (J.N)                                     (24,500)      (26,950)       (28,300)       (24,500)       (24,500)

Total Sales & General Administrative Expense                     831,627       956,127      1,077,677      1,158,627      1,206,627
                                                                      45%           34%            29%            26%            23%
Depreciation                                                      50,577        72,577         96,577        122,577        150,577

Computation of Present  value of NOL to Biosearch:
Income before state and federal income taxes                     (74,152)      140,031        128,813        421,988        727,138
State income taxes @ 9%                                                0             0              0              0          9,000
Income before federal income taxes                               (74,152)      140,301        128,813        421,988        718,138
Federal income taxes @ 34%                                             0             0              0              0              0
Tax benefit of NOL                                                              47,702         43,796        143,476        244,167
PVIF @ 35.0%                                                                 0.6375281      0.4722431      0.3498097      0.2591183
Present value of tax benefits of NOL                                            30,411         20,682         50,189         63,268
                                                  --------
Sum of present values of tax benefits             $349,551
                                                  --------
Net Income                                                       (74,152)      140,301        128,813        421,988        718,138

Plus:
Rent                                                              98,000        98,000         49,000              0              0
Depreciation                                                      50,577        72,577         96,577        122,577        150,577

Less: Addition to net working capital                            200,000       270,000        269,700        216,543        210,218
Capital expenditures                                             100,000       110,000        120,000        130,000        140,000
Net Working Capital                                              600,000       870,000      1,139,700      1,356,243      1,566,461

Free cash flow                                                 ($225,849)     ($68,982)     ($115,181)      $198,444       $519,128

Present value interest factor @ 35.0%                           0.890663     0.6375281      0.4722431      0.3498097      0.2591183

Present value of free cash flows                               ($194,208)     ($43,978)      ($54,393)       $69,418       $134,516

Sum of present values                             $410,361
Less Change of Control Liabilities                 135,000
                                                  --------
Enterprise value                                  $275,361
                                                  --------

                                                    1.1500722            1.15            1.15             1.12             1.1
                                                      2004            2005            2006             2007            2008
Total Revenue                                      $5,578,650      $6,415,448      $7,377,765       $8,263,096      $9,089,406
Growth Rate
Material Cost                                       1,394,663       1,603,862       1,844,441        2,065,774       2,272,352

Direct Labor                                          781,011         898,163       1,032,867        1,158,833       1,272,517

Overhead
Manufacturing
Extrusion
Maintenance
Warehouse/Purchasing
Manufacturing Engineering
Quality Assurance
Building & Utilities
Other

Total Overhead                                      1,283,090       1,475,553       1,696,886        1,900,512       2,090,563

Sales & General Administrative
Payroll & Benefits                                      NA               NA             NA               NA              NA
Insurance
Professional Fees
Financial Reporting
Car Allowance
Royalties
Rent Expense
Telephone
Postage & Supplies
Advertising
Misc.
Travel
Directors Fees
Depreciation

Allocation to Hydromer (J.P)
Allocation to Hydromer (J.N)

Total Sales & General Administrative Expense        1283089.5       1475552.9       1696885.9        1900512.2       2090563.4

Depreciation

Computation of Present  value of NOL to Biosearch:
Income before state and federal income taxes          836,798         962,317       1,106,665        1,239,464       1,363,411
State income taxes @ 9%                                75,312          86,609          99,600          111,552         122,707
Income before federal income taxes                    761,486         875,709       1,007,065        1,127,913       1,240,704
Federal income taxes @ 34%                                  0               0               0                0               0
Tax benefit of NOL                                    258,905         297,741         342,402          383,490         421,839
PVIF @ 35.0%                                        0.1919395       0.1421774       0.1053166        0.0780123       0.0577869
Present value of tax benefits of NOL                   49,694          42,332          36,061           29,917          24,377

Sum of present values of tax benefits

Net Income                                          761485.73       875708.58       1007064.9        1127912.7       1240703.9

Plus:
Rent                                                        0               0               0                0               0
Depreciation                                          130,000         140,000         150,000          160,000         170,000

Less: Addition to net working capital                 234,969         270,214         310,747          285,886         266,828
Capital expenditures                                  150,000         160,000         170,000          180,000         190,000
Net Working Capital                                 1,801,430       2,071,644       2,382,391        2,668,277       2,935,105
                                                                                                                             0
Free cash flow                                       $507,410        $586,521        $676,318         $822,027        $953,876

Present value interest factor @ 35.0%               0.1919395       0.1421774       0.1053166        0.0780123       0.0577869

Present value of free cash flows                      $97,392         $83,390         $71,227          $64,128         $55,122

Sum of present values
Less Change of Control Liabilities

Enterprise value

                                                         1.1             1.1              1.1              1.1              1.1
                                                     2009            2010             2011             2012             2013
Total Revenue                                     $9,998,347     $10,998,181      $12,097,999      $13,307,799      $14,638,579
Growth Rate
Material Cost                                      2,499,587       2,749,545        3,024,500        3,326,950        3,659,645

Direct Labor                                       1,399,769       1,539,745        1,693,720        1,863,092        2,049,401

Overhead
Manufacturing
Extrusion
Maintenance
Warehouse/Purchasing
Manufacturing Engineering
Quality Assurance
Building & Utilities
Other

Total Overhead                                     2,299,620       2,529,582        2,782,540        3,060,794        3,366,873

Sales & General Administrative
Payroll & Benefits                                     NA              NA               NA               NA               NA
Insurance
Professional Fees
Financial Reporting
Car Allowance
Royalties
Rent Expense
Telephone
Postage & Supplies
Advertising
Misc.
Travel
Directors Fees
Depreciation

Allocation to Hydromer (J.P)
Allocation to Hydromer (J.N)

Total Sales & General Administrative Expense       2299619.7      2529581.69       2782539.86       3060793.85       3366873.24

Depreciation

Computation of Present  value of NOL to Biosearch:
Income before state and federal income taxes       1,499,752       1,649,727        1,814,700        1,996,170        2,195,787
State income taxes @ 9%                              134,978         148,475          163,323          179,655          197,621
Income before federal income taxes                 1,364,774       1,501,252        1,651,377        1,816,515        1,998,166
Federal income taxes @ 34%                           402,823         510,426          581,468          617,615          679,376
Tax benefit of NOL                                    61,200               0                0                0                0
PVIF @ 35.0%                                       0.0428051       0.0317075        0.0234870        0.0173978        0.0128873
Present value of tax benefits of NOL                   2,620       0.0000000                0                0                0

Sum of present values of tax benefits

Net Income                                         961951.31      990826.152       1089908.77       1198899.64       1318789.61

Plus:
Rent                                                       0               0                0                0                0
Depreciation                                         180,000         190,000          200,000          210,000          220,000

Less: Addition to net working capital                293,511         322,862          355,148          390,663          429,729
Capital expenditures                                 200,000          210000           220000           230000           240000
Net Working Capital                                3,228,616       3,551,477        3,906,625        4,297,288        4,727,016
                                                           0
Free cash flow                                      $648,441        $647,965         $714,761         $788,237         $869,061

Present value interest factor @ 35.0%              0.0428051      0.03170748       0.02348702       0.01739779       0.01288725

Present value of free cash flows                     $27,757         $20,545          $16,788          $13,714          $11,200

Sum of present values
Less Change of Control Liabilities

Enterprise value

                                                             1.1             1.1             1.1              1.1            1.1
                                                         2014            2015            2016             2017           2018
Total Revenue                                        $16,102,437     $17,712,681     $19,483,949      $21,432,344    $23,575,578
Growth Rate
Material Cost                                          4,025,609       4,428,170       4,870,987        5,358,086      5,893,895

Direct Labor                                           2,254,341       2,479,775       2,727,753        3,000,528      3,300,581

Overhead
Manufacturing
Extrusion
Maintenance
Warehouse/Purchasing
Manufacturing Engineering
Quality Assurance
Building & Utilities
Other

Total Overhead                                         3,703,561       4,073,917       4,481,308        4,929,439      5,422,383

Sales & General Administrative
Payroll & Benefits                                         NA              NA              NA               NA             NA
Insurance
Professional Fees
Financial Reporting
Car Allowance
Royalties
Rent Expense
Telephone
Postage & Supplies
Advertising
Misc.
Travel
Directors Fees
Depreciation

Allocation to Hydromer (J.P)
Allocation to Hydromer (J.N)

Total Sales & General Administrative Expense          3703560.56      4073916.62      4481308.28        4929439.1     5422383.01

Depreciation

Computation of Present  value of NOL to Biosearch:
Income before state and federal income taxes           2,415,366       2,656,902       2,922,592        3,214,852      3,538,337
State income taxes @ 9%                                  217,383         239,121         263,033          289,337        318,270
Income before federal income taxes                     2,197,983       2,417,781       2,659,559        2,925,515      3,218,066
Federal income taxes @ 34%                               747,314         822,046         904,250          994,675      1,094,143
Tax benefit of NOL                                             0               0               0                0              0
PVIF @ 35.0%                                           0.0095461       0.0070712       0.0052379        0.0038799      0.0028740
Present value of tax benefits of NOL                           0               0               0                0              0

Sum of present values of tax benefits

Net Income                                            1450668.57      1595735.43      1755308.97       1930839.86     2123923.85

Plus:
Rent                                                           0               0               0                0              0
Depreciation                                             230,000         240,000         250,000          260,000        270,000

Less: Addition to net working capital                    472,702         519,972         571,969          629,166        692,082
Capital expenditures                                      250000          260000          270000           280000         290000
Net Working Capital                                    5,199,718       5,719,690       6,291,659        6,920,825      7,612,907

Free cash flow                                          $957,967      $1,055,764      $1,163,340       $1,281,674     $1,411,841

Present value interest factor @ 35.0%                 0.00954611       0.0070712      0.00523792       0.00387994     0.00287403

Present value of free cash flows                          $9,145          $7,466          $6,093           $4,973         $4,058

Sum of present values
Less Change of Control Liabilities

Enterprise value

                                                           1.1             1.1
                                                       2019            2020
Total Revenue                                      $25,933,136     $28,526,450
Growth Rate
Material Cost                                        6,483,284       7,131,612

Direct Labor                                         3,630,639       3,993,703

Overhead
Manufacturing
Extrusion
Maintenance
Warehouse/Purchasing
Manufacturing Engineering
Quality Assurance
Building & Utilities
Other

Total Overhead                                       5,964,621       6,561,083

Sales & General Administrative
Payroll & Benefits                                       NA              NA
Insurance
Professional Fees
Financial Reporting
Car Allowance
Royalties
Rent Expense
Telephone
Postage & Supplies
Advertising
Misc.
Travel
Directors Fees
Depreciation

Allocation to Hydromer (J.P)
Allocation to Hydromer (J.N)

Total Sales & General Administrative Expense        5964621.32      6561083.45

Depreciation

Computation of Present  value of NOL to Biosearch:
Income before state and federal income taxes         3,889,970       4,278,967
State income taxes @ 9%                                350,097         385,107
Income before federal income taxes                   3,539,873       3,893,860
Federal income taxes @ 34%                           1,203,557       1,323,913
Tax benefit of NOL                                           0               0
PVIF @ 35.0%                                         0.0021289       0.0015770
Present value of tax benefits of NOL                         0               0

Sum of present values of tax benefits

Net Income                                          2336316.24      2569947.86

Plus:
Rent                                                         0               0
Depreciation                                           280,000         290,000

Less: Addition to net working capital                  761,291         837,420
Capital expenditures                                    300000          310000
Net Working Capital                                  8,374,198       9,211,618

Free cash flow                                      $1,555,026      $1,712,528

Present value interest factor @ 35.0%               0.00212891      0.00157697

Present value of free cash flows                        $3,311          $2,701

Sum of present values
Less Change of Control Liabilities

Enterprise value

Biosearch Medical Products, Inc.
Discounted Cash Flow Analysis

                                                                                                     1.3078635      1.1914351
                                                                   1999                 2000           2001           2002
Total Revenue                                                   $1,855,300           $2,696,000     $3,526,000     $4,201,000
Growth Rate
Material Cost                                                      463,825              598,512        881,500      1,050,250
                                                                       25%                  22%            25%            25%
Direct Labor                                                       212,500              296,560        476,010        567,135
                                                                       11%                  11%            14%            14%
Overhead
Manufacturing                                                      204,000              249,000        300,000        326,000
Extrusion                                                                0                    0              0              0
Maintenance                                                         11,500               70,000         75,000         75,000
Warehouse/Purchasing                                                44,000               62,500         65,500         69,000
Manufacturing Engineering                                                0               62,500         65,500         69,000
Quality Assurance                                                   57,000              125,500        156,000        164,000
Building & Utilities                                                55,000               60,000        100,000        100,000
Other                                                               50,000               75,000        200,000        200,000

Total Overhead                                                     421,500              704,500        962,000      1,003,000
                                                                       23%                  26%            27%            24%
Sales & General Administrative
Payroll & Benefits                                                 473,000              570,000        593,000        616,000
Insurance                                                           80,000               80,000         85,000         90,000
Professional Fees                                                   30,000               35,000         35,000         35,000
Financial Reporting                                                 15,000               15,000         15,000         15,000
Car Allowance                                                       20,000               20,000         20,000         20,000
Royalties                                                                0                    0              0              0
Rent Expense                                                        98,000               98,000        120,000        120,000
Telephone                                                           20,000               20,000         25,000         25,000
Postage & Supplies                                                  25,000               25,000         30,000         30,000
Advertising                                                         10,000               10,000         20,000         30,000
Misc.                                                               10,000               10,000         20,000         30,000
Travel                                                               5,000               10,000         25,000         25,000
Directors Fees                                                      40,000               40,000         45,000         45,000
Depreciation                                                        50,577               72,577         96,577        122,577

Allocation to Hydromer (J.P.)                                      (20,450)             (22,500)       (23,600)       (20,450)
Allocation to Hydromer (J.N.)                                      (24,500)             (26,950)       (28,300)       (24,500)

Total Sales & General Administrative Expense                       831,627              956,127      1,077,677      1,158,627
                                                                       45%                  34%            29%            26%
Depreciation                                                        50,577               72,577         96,577        122,577

Computation of Present value of NOL to Biosearch:
Income before state and federal income taxes                       (74,152)             140,301        128,813        421,988
State income taxes @9%                                                   0                    0              0              0
Income before federal income taxes                                 (74,152)             140,301        128,813        421,988
Federal income taxes @34%                                                0                    0              0              0
Tax benefit of NOL                                                                       47,702         43,796        143,476
PVIF @ 30.0%                                                                          0.6746600      0.5189692      0.3992071
Present value of tax benefits of NOL                                                     32,183         22,729         57,277
                                                   --------
Sum of present values of tax benefits              $430,300
                                                   --------
Net Income                                                          (74152)              140301         128813         421988

Plus:
Rent                                                                98,000               98,000         49,000              0
Depreciation                                                        50,577               72,577         96,577        122,577

Less: Addition to net working capital                              200,000              270,000        296,700        216,543
Capital expenditures                                               100,000              110,000        120,000        130,000
Net Working Capital                                                600,000              870,000      1,139,700      1,356,243

Free cash flow                                                   ($225,649)            ($68,982)     ($115,181)      $198,444

Present value interest factor @ 30.0%                             0.877058              0.67466      0.5189692      0.3992071

Present value of free cash flows                                 ($197,907)            ($46,539)      ($59,775)       $79,220

Sum of present values                              $638,554
Less: Change of Control Liabilities                 135,000

                                                   --------
Enterprise value                                   $503,554
                                                   --------

                                                      1.1547251      1.1500722           1.15          1.15            1.12
                                                        2003           2004           2005          2006            2007
Total Revenue                                        $4,851,000     $5,578,650     $6,415,448    $7,377,765      $8,263,096
Growth Rate
Material Cost                                         1,212,750      1,394,663      1,603,862     1,844,441       2,065,774
                                                            25%
Direct Labor                                            654,885        781,011        898,163     1,032,887       1,156,833
                                                            14%
Overhead
Manufacturing                                           357,000
Extrusion                                                     0
Maintenance                                              75,000
Warehouse/Purchasing                                     72,300
Manufacturing Engineering                                72,300
Quality Assurance                                       173,000
Building & Utilities                                    100,000
Other                                                   200,000

Total Overhead                                        1,049,600      1,283,090      1,475,553     1,696,886       1,900,512
                                                            22%
Sales & General Administrative
Payroll & Benefits                                      641,000          NA             NA            NA              NA
Insurance                                                90,000
Professional Fees                                        30,000
Financial Reporting                                      15,000
Car Allowance                                            20,000
Royalties                                                     0
Rent Expense                                            120,000
Telephone                                                25,000
Postage & Supplies                                       30,000
Advertising                                              30,000
Misc.                                                    30,000
Travel                                                   25,000
Directors Fees                                           45,000
Depreciation                                            150,577

Allocation to Hydromer (J.P.)                           (20,450)
Allocation to Hydromer (J.N.)                           (24,500)

Total Sales & General Administrative Expense          1,206,627      1283089.5      1475552.9     1696885.9       1900512.2
                                                            23%
Depreciation                                            150,577

Computation of Present value of NOL to Biosearch:
Income before state and federal income taxes            727,138        836,798        962,317     1,106,665       1,239,646
State income taxes @9%                                    9,000         75,312         86,609        99,600         111,552
Income before federal income taxes                      718,138        761,486        875,709     1,007,065       1,127,913
Federal income taxes @34%                                     0              0              0             0               0
Tax benefit of NOL                                      244,167        258,905        297,741       342,402         383,490
PVIF @ 30.0%                                          0.3070824      0.2362172      0.1817056     0.1397735       0.1075181
Present value of tax benefits of NOL                     74,979         61,158         54,101        47,859          41,232

Sum of present values of tax benefits

Net Income                                               718138      761485.73      875708.58     1007064.9       1127912.7

Plus:
Rent                                                          0              0              0             0               0
Depreciation                                            150,577        130,000        140,000       150,000         160,000

Less: Addition to net working capital                   210,218        234,969        270,214       310,747         285,886
Capital expenditures                                    140,000        150,000        160,000       170,000         180,000
Net Working Capital                                   1,566,461      1,801,430      2,071,644     2,382,391       2,668,277

Free cash flow                                         $519,128       $507,410       $586,521      $676,318        $822,027

Present value interest factor @ 30.0%                 0.3070824      0.2362172      0.1817056     0.1397735       0.1075181

Present value of free cash flows                       $159,415       $119,859       $106,574       $94,531         $88,383

Sum of present values
Less: Change of Control Liabilities


Enterprise value

                                                                1.1           1.1             1.1             1.1            1.1
                                                               2008          2009            2010            2011           2012
Total Revenue                                            $9,089,406    $9,998,347     $10,998,181     $12,097,999    $13,307,799
Growth Rate
Material Cost                                             2,272,352     2,499,587       2,749,545       3,024,500      3,326,950

Direct Labor                                              1,272,517     1,399,769       1,539,745       1,693,720      1,863,092

Overhead
Manufacturing
Extrusion
Maintenance
Warehouse/Purchasing
Manufacturing Engineering
Quality Assurance
Building & Utilities
Other

Total Overhead                                            2,090,563     2,299,620       2,529,582       2,782,540      3,060,794

Sales & General Administrative
Payroll & Benefits                                            NA            NA             NA            NA              NA
Insurance
Professional Fees
Financial Reporting
Car Allowance
Royalties
Rent Expense
Telephone
Postage & Supplies
Advertising
Misc.
Travel
Directors Fees
Depreciation

Allocation to Hydromer (J.P.)
Allocation to Hydromer (J.N.)

Total Sales & General Administrative Expense              2090563.4     2299619.7      2529581.69      2782539.86     3060793.85

Depreciation

Computation of Present value of NOL to Biosearch:
Income before state and federal income taxes              1,363,411     1,499,752       1,649,727       1,814,700      1,996,170
State income taxes @9%                                      122,707       134,978         148,475         163,323        179,655
Income before federal income taxes                        1,240,704     1,364,774       1,501,252       1,651,377      1,816,515
Federal income taxes @34%                                         0       402,823         510,426         561,468        617,615
Tax benefit of NOL                                          421,839        61,200               0               0              0
PVIF @ 30.0%                                              0.0827062     0.0636202       0.0489386       0.0376451      0.0289577
Present value of tax benefits of NOL                         34,889         3,894               0               0              0

Sum of present values of tax benefits

Net Income                                                1240703.9     961951.31      990826.152      1089908.77     1198899.64

Plus:
Rent                                                              0             0               0               0              0
Depreciation                                                170,000       180,000         190,000         200,000        210,000

Less: Addition to net working capital                       266,828       293,511         322,862         355,148        390,663
Capital expenditures                                        190,000       200,000         210,000         220,000        230,000
Net Working Capital                                       2,935,105     3,228,616       3,551,477       3,906,625      4,297,288

Free cash flow                                             $953,876      $648,441        $647,965        $714,761       $788,237

Present value interest factor @ 30.0%                     0.0827062     0.0636202      0.04893859      0.03764507     0.02895775

Present value of free cash flows                            $78,891       $41,254         $31,710         $26,907        $22,826

Sum of present values
Less: Change of Control Liabilities


Enterprise value

                                                             1.1             1.1             1.1            1.1             1.1
                                                         2013            2014            2015           2016            2017
Total Revenue                                        $14,638,579     $16,102,437     $17,712,681    $19,483,949     $21,432,344
Growth Rate
Material Cost                                          3,659,645       4,025,609       4,428,170      4,870,987       5,358,086

Direct Labor                                           2,049,401       2,254,341       2,479,775      2,727,753       3,000,528

Overhead
Manufacturing
Extrusion
Maintenance
Warehouse/Purchasing
Manufacturing Engineering
Quality Assurance
Building & Utilities
Other

Total Overhead                                         3,366,873       3,703,561       4,073,917      4,481,308       4,929,439

Sales & General Administrative
Payroll & Benefits                                         NA              NA              NA             NA              NA
Insurance
Professional Fees
Financial Reporting
Car Allowance
Royalties
Rent Expense
Telephone
Postage & Supplies
Advertising
Misc.
Travel
Directors Fees
Depreciation

Allocation to Hydromer (J.P.)
Allocation to Hydromer (J.N.)

Total Sales & General Administrative Expense          3366873.24      3703560.56      4073916.62     4481308.28       4929439.1

Depreciation

Computation of Present value of NOL to Biosearch:
Income before state and federal income taxes           2,195,787       2,415,366       2,656,902      2,922,592       3,214,852
State income taxes @9%                                   197,621         217,383         239,121        263,033         289,337
Income before federal income taxes                     1,998,166       2,197,983       2,417,781      2,659,559       2,925,515
Federal income taxes @34%                                679,376         747,314         822,046        904,250         994,675
Tax benefit of NOL                                             0               0               0              0               0
PVIF @ 30.0%                                           0.0222752       0.0171348       0.0131806      0.0101389       0.0077992
Present value of tax benefits of NOL                           0               0               0              0               0

Sum of present values of tax benefits

Net Income                                            1318789.61      1450668.57      1595735.43     1755308.97      1930839.86

Plus:
Rent                                                           0               0               0              0               0
Depreciation                                             220,000         230,000         240,000        250,000         260,000

Less: Addition to net working capital                    429,729         472,702         519,972        571,969         629,166
Capital expenditures                                     240,000         250,000         260,000        270,000         280,000
Net Working Capital                                    4,727,016       5,199,718       5,719,690      6,291,659       6,920,825

Free cash flow                                          $869,061        $957,967      $1,055,764     $1,163,340      $1,281,674

Present value interest factor @ 30.0%                 0.02227519      0.01713476      0.01318059     0.01013891      0.00779916

Present value of free cash flows                         $19,358         $16,415         $13,916        $11,795          $9,996

Sum of present values
Less: Change of Control Liabilities


Enterprise value

                                                                1.1             1.1             1.1
                                                            2018            2019            2020
Total Revenue                                           $23,575,578     $25,933,136     $28,526,450
Growth Rate
Material Cost                                             5,893,895       6,483,284       7,131,612

Direct Labor                                              3,300,581       3,630,639       3,993,703

Overhead
Manufacturing
Extrusion
Maintenance
Warehouse/Purchasing
Manufacturing Engineering
Quality Assurance
Building & Utilities
Other

Total Overhead                                            5,422,383       5,964,621       6,561,083

Sales & General Administrative
Payroll & Benefits                                            NA              NA              NA
Insurance
Professional Fees
Financial Reporting
Car Allowance
Royalties
Rent Expense
Telephone
Postage & Supplies
Advertising
Misc.
Travel
Directors Fees
Depreciation

Allocation to Hydromer (J.P.)
Allocation to Hydromer (J.N.)

Total Sales & General Administrative Expense             5422383.01      5964621.32      6561083.45

Depreciation

Computation of Present value of NOL to Biosearch:
Income before state and federal income taxes              3,536,337       3,889,970       4,278,867
State income taxes @9%                                      318,270         350,097         385,107
Income before federal income taxes                        3,218,066       3,539,873       3,893,860
Federal income taxes @34%                                 1,094,143       1,203,557       1,323,913
Tax benefit of NOL                                                0               0               0
PVIF @ 30.0%                                              0.0059994       0.0046149       0.0035499
Present value of tax benefits of NOL                              0               0               0

Sum of present values of tax benefits

Net Income                                               2123923.85      2336316.24      2569947.86

Plus:
Rent                                                              0               0               0
Depreciation                                                270,000         280,000         290,000

Less: Addition to net working capital                       692,082         761,291         837,420
Capital expenditures                                        290,000         300,000         310,000
Net Working Capital                                       7,612,907       8,374,198       9,211,618

Free cash flow                                           $1,411,841      $1,555,026      $1,712,528

Present value interest factor @ 30.0%                    0.00599936      0.00461489      0.00354991

Present value of free cash flows                             $8,470          $7,176          $6,079

Sum of present values
Less: Change of Control Liabilities


Enterprise value

Biosearch Medical Products, Inc.
Discounted Cash Flow Analysis

                                                                                                                    1.3078635
                                                                                       1999           2000            2001
Total Revenue                                                                       $1,855,300     $2,696,000      $3,526,000
Growth Rate
Material Cost                                                                          463,825        598,512         881,500
                                                                                            25%            22%             25%
Direct Labor                                                                           212,500        296,560         476,010
                                                                                            11%            11%             14%
Overhead
Manufacturing                                                                          204,000        249,000         300,000
Extrusion                                                                                    0              0               0
Maintenance                                                                             11,550         70,000          75,000
Warehouse/Purchasing                                                                    44,000         62,500          65,500
Manufacturing Engineering                                                                    0         62,500          65,500
Quality Assurance                                                                       57,000        125,500         156,000
Building & Utilities                                                                    55,000         60,000         100,000
Other                                                                                   50,000         75,000         200,000

Total Overhead                                                                         421,500        704,500         962,000
                                                                                            23%            26%             27%
Sales & General Administrative
Payroll & Benefits                                                                     473,000        570,000         593,000
Insurance                                                                               80,000         80,000          85,000
Professional Fees                                                                       30,000         35,000          35,000
Financial Reporting                                                                     15,000         15,000          15,000
Car Allowance                                                                           20,000         20,000          20,000
Royalties                                                                                    0              0               0
Rent Expenses                                                                           98,000         98,000         120,000
Telephone                                                                               20,000         20,000          25,000
Postage & Supplies                                                                      25,000         25,000          30,000
Advertising                                                                             10,000         10,000          20,000
Misc.                                                                                   10,000         10,000          20,000
Travel                                                                                   5,000         10,000          25,000
Directors Fees                                                                          40,000         40,000          45,000
Depreciation                                                                            50,577         72,577          98,577

Allocation to Hydromer (J.P)                                                           (20,450)       (22,500)        (23,600)
Allocation to Hydromer (J.N)                                                           (24,500)       (26,950)        (28,300)

Total Sales & General Administrative Expense                                           831,627        956,127       1,079,677
                                                                                            45%            34%             29%
Depreciation                                                                            50,577         72,577          96,577

Computation of Present  value of NOL to Biosearch:
Income before state and federal income taxes                                           (74,152)       140,301         128,813
State income taxes @ 9%                                                                      0              0               0
Income before federal income taxes                                                     (74,152)       140,301         128,813
Federal income taxes @ 34%                                                                   0              0               0
Tax benefit of NOL                                                                                     47,702          43,796
PVIF @ 25%                                                                                          0.7155418       0.5724334
Present value of tax benefits of NOL                                                                   34,133          25,070
                                                                        --------
Sum of present values of tax benefits                                   $538,343
                                                                        --------
Net Income                                                                             (74,152)        140301          128813

Plus:
Rent                                                                                    98,000         98,000          49,000
Depreciation                                                                            50,577         72,577          96,577

Less: Addition to net working capital                                                  200,000        270,000         269,700
Capital expenditures                                                                   100,000        110,000         120,000
Net Working Capital                                                                    600,000        870,000       1,139,700

Free cash flow                                                                       ($225,649)      ($68,982)      ($115,181)

Present value interest factor @ 25%                                                  0.8944272      0.7155418       0.5724334

Present value of free cash flows                                                     ($201,827)      ($49,360)       ($65,933)

Sum of present values                                                   $993,011
Less Change of Control Liabilities                                       135,000
                                                                        --------
Enterprise value                                                        $858,011
                                                                        --------

                                                      1.1914351      1.1547251      1.1500722           1.15            1.15
                                                        2002           2003           2004           2005            2006
Total Revenue                                        $4,201,000     $4,851,000     $5,578,650     $6,415,448      $7,377,765
Growth Rate
Material Cost                                         1,050,250      1,212,750      1,394,663      1,603,862       1,844,441
                                                             25%            25%
Direct Labor                                            567,135        654,885        781,011        898,163       1,032,887
                                                             14%            14%
Overhead
Manufacturing                                           326,000        357,000
Extrusion                                                     0              0
Maintenance                                              75,000         75,000
Warehouse/Purchasing                                     69,000         72,300
Manufacturing Engineering                                69,000         72,300
Quality Assurance                                       164,000        173,000
Building & Utilities                                    100,000        100,000
Other                                                   200,000        200,000

Total Overhead                                        1,003,000      1,049,600      1,283,090      1,475,553       1,696,886
                                                             24%            22%
Sales & General Administrative
Payroll & Benefits                                      616,000        641,000          NA             NA              NA
Insurance                                                90,000         90,000
Professional Fees                                        35,000         30,000
Financial Reporting                                      15,000         15,000
Car Allowance                                            20,000         20,000
Royalties                                                     0              0
Rent Expenses                                           120,000        120,000
Telephone                                                25,000         25,000
Postage & Supplies                                       30,000         30,000
Advertising                                              30,000         30,000
Misc.                                                    30,000         30,000
Travel                                                   25,000         25,000
Directors Fees                                           45,000         45,000
Depreciation                                            122,577        150,577

Allocation to Hydromer (J.P)                            (20,450)       (20,450)
Allocation to Hydromer (J.N)                            (24,500)       (24,500)

Total Sales & General Administrative Expense          1,158,627      1,206,627      1,283,090      1,475,553       1,696,886
                                                             26%            23%
Depreciation                                            122,577        150,577

Computation of Present  value of NOL to Biosearch:
Income before state and federal income taxes            421,988        727,138        836,798        962,317       1,106,665
State income taxes @ 9%                                       0          9,000         75,312         86,609          99,600
Income before federal income taxes                      421,988        718,138        761,486        875,709       1,007,065
Federal income taxes @ 34%                                    0              0              0              0               0
Tax benefit of NOL                                      143,476        244,167        258,905        297,741         342,402
PVIF @ 25%                                            0.4579467      0.3663574      0.2930859      0.2344687       0.1875750
Present value of tax benefits of NOL                     65,704         89,452         75,881         69,811          64,226

Sum of present values of tax benefits

Net Income                                               421988         718138      761485.73      875708.58       1007064.9

Plus:
Rent                                                          0              0              0              0               0
Depreciation                                            122,577        150,577        130,000        140,000         150,000

Less: Addition to net working capital                   216,543        210,218        234,969        270,214         310,747
Capital expenditures                                    130,000        140,000        150,000        160,000         170,000
Net Working Capital                                   1,356,243      1,566,461      1,801,430      2,071,644       2,382,391

Free cash flow                                         $198,444       $519,128       $507,410       $586,521        $676,318

Present value interest factor @ 25%                   0.4579467      0.3663574      0.2930589      0.2344687        0.187575

Present value of free cash flows                        $90,877       $190,186       $148,715       $137,521        $126,860

Sum of present values
Less Change of Control Liabilities

Enterprise value

                                                           1.12            1.1            1.1              1.1               1.1
                                                        2007           2008           2009             2010              2011
Total Revenue                                        $8,263,096     $9,089,406     $9,998,347      $10,998,181       $12,097,999
Growth Rate
Material Cost                                         2,065,774      2,272,352      2,499,587        2,749,545         3,024,500

Direct Labor                                          1,156,833      1,272,517      1,399,769        1,539,745         1,693,720

Overhead
Manufacturing
Extrusion
Maintenance
Warehouse/Purchasing
Manufacturing Engineering
Quality Assurance
Building & Utilities
Other

Total Overhead                                        1,900,512      2,090,563      2,299,620        2,529,582         2,782,540

Sales & General Administrative
Payroll & Benefits                                        NA             NA             NA               NA                NA
Insurance
Professional Fees
Financial Reporting
Car Allowance
Royalties
Rent Expenses
Telephone
Postage & Supplies
Advertising
Misc.
Travel
Directors Fees
Depreciation

Allocation to Hydromer (J.P)
Allocation to Hydromer (J.N)

Total Sales & General Administrative Expense          1,900,512      2,090,563      2,299,620        2,529,582         2,782,540

Depreciation

Computation of Present  value of NOL to Biosearch:
Income before state and federal income taxes          1,239,464      1,363,411      1,499,752        1,649,727         1,814,700
State income taxes @ 9%                                 111,552        122,707        134,978          148,475           163,323
Income before federal income taxes                    1,127,913      1,240,704      1,364,774        1,501,252         1,651,377
Federal income taxes @ 34%                                    0              0        402,823          510,426           561,468
Tax benefit of NOL                                      383,490        421,839         61,200                0                 0
PVIF @ 25%                                           0.15000600      0.1200480      0.0960384        0.0768307         0.0614646
Present value of tax benefits of NOL                     57,547         50,641          5,878                0                 0

Sum of present values of tax benefits

Net Income                                            1127912.7      1240703.9      961951.31       990826.152        1089908.77

Plus:
Rent                                                          0              0              0                0                 0
Depreciation                                            160,000        170,000        180,000          190,000           200,000

Less: Addition to net working capital                   285,886        266,828        293,511          322,862           355,148
Capital expenditures                                    180,000        190,000        200,000          210,000           220,000
Net Working Capital                                   2,668,277      2,935,105      3,228,616        3,551,477         3,906,625

Free cash flow                                         $822,027       $953,876       $648,441         $647,965          $714,761

Present value interest factor @ 25%                     0.15006       0.120048       0.096384       0.07683071        0.06146457

Present value of free cash flows                       $123,353       $114,511        $62,275          $49,784           $43,932

Sum of present values
Less Change of Control Liabilities

Enterprise value

                                                            1.1              1.1             1.1             1.1             1.1
                                                        2012             2013            2014            2015            2016
Total Revenue                                       $13,307,799      $14,638,579     $18,102,437     $17,712,681     $19,483,949
Growth Rate
Material Cost                                         3,326,950        3,659,645       4,025,609       4,428,170       4,870,987

Direct Labor                                          1,863,092        2,049,401       2,254,341       2,479,775       2,727,753

Overhead
Manufacturing
Extrusion
Maintenance
Warehouse/Purchasing
Manufacturing Engineering
Quality Assurance
Building & Utilities
Other

Total Overhead                                        3,060,794        3,366,873       3,703,561       4,073,917       4,481,308

Sales & General Administrative
Payroll & Benefits                                        NA               NA              NA              NA              NA
Insurance
Professional Fees
Financial Reporting
Car Allowance
Royalties
Rent Expenses
Telephone
Postage & Supplies
Advertising
Misc.
Travel
Directors Fees
Depreciation

Allocation to Hydromer (J.P)
Allocation to Hydromer (J.N)

Total Sales & General Administrative Expense          3,060,794        3,366,873       3,703,561       4,073,917       4,481,308

Depreciation

Computation of Present  value of NOL to Biosearch:
Income before state and federal income taxes          1,996,170        2,195,787       2,415,366       2,656,902       2,922,592
State income taxes @ 9%                                 179,655          197,621         217,383         239,121         263,033
Income before federal income taxes                    1,816,515        1,998,166       2,197,983       2,417,781       2,659,559
Federal income taxes @ 34%                              617,615          679,376         747,314         822,046         904,250
Tax benefit of NOL                                            0                0               0               0               0
PVIF @ 25%                                            0.0491717        0.0393373       0.0314699       0.0251759       0.0201407
Present value of tax benefits of NOL                          0                0               0               0               0

Sum of present values of tax benefits

Net Income                                           1198899.64       1318789.61      1450668.57      1595735.43      1755308.97

Plus:
Rent                                                          0                0               0               0               0
Depreciation                                            210,000          220,000         230,000         240,000         250,000

Less: Addition to net working capital                   390,663          429,729         472,702         519,972         571,969
Capital expenditures                                    230,000          240,000         250,000         260,000         270,000
Net Working Capital                                   4,297,288        4,727,016       5,199,718       5,719,690       6,291,659

Free cash flow                                         $788,237         $869,061        $957,967      $1,055,764      $1,163,340

Present value interest factor @ 25%                  0.04917185       0.03933732      0.03146986      0.02517589      0.02014071

Present value of free cash flows                        $38,759          $34,187         $30,147         $26,580         $23,430

Sum of present values
Less Change of Control Liabilities

Enterprise value

                                                            1.1             1.1             1.1             1.1
                                                        2017            2018            2019            2020
Total Revenue                                       $21,432,344     $23,575,578     $25,933,138     $28,526,450
Growth Rate
Material Cost                                         5,358,086       5,893,895       6,483,284       7,131,012

Direct Labor                                          3,000,528       3,300,581       3,630,639       3,993,703

Overhead
Manufacturing
Extrusion
Maintenance
Warehouse/Purchasing
Manufacturing Engineering
Quality Assurance
Building & Utilities
Other

Total Overhead                                        4,929,439       5,422,383       5,964,621       6,561,065

Sales & General Administrative
Payroll & Benefits                                        NA              NA              NA              NA
Insurance
Professional Fees
Financial Reporting
Car Allowance
Royalties
Rent Expenses
Telephone
Postage & Supplies
Advertising
Misc.
Travel
Directors Fees
Depreciation

Allocation to Hydromer (J.P)
Allocation to Hydromer (J.N)

Total Sales & General Administrative Expense          4,929,439       5,422,383       5,964,621       6,561,083

Depreciation

Computation of Present  value of NOL to Biosearch:
Income before state and federal income taxes          3,214,852       3,536,337       3,889,970       4,278,967
State income taxes @ 9%                                 289,337         318,270         350,097         385,107
Income before federal income taxes                    2,925,515       3,218,066       3,539,873       3,893,860
Federal income taxes @ 34%                              994,675       1,094,143       1,203,557       1,323,913
Tax benefit of NOL                                            0               0               0               0
PVIF @ 25%                                            0.0161126       0.0128901       0.0103120       0.0082496
Present value of tax benefits of NOL                          0               0               0               0

Sum of present values of tax benefits

Net Income                                           1930839.86      2123923.85      2336316.24      2569947.86

Plus:
Rent                                                          0               0               0               0
Depreciation                                            260,000         270,000         280,000         290,000

Less: Addition to net working capital                   629,166         692,082         761,291         837,420
Capital expenditures                                    280,000         290,000         300,000         310,000
Net Working Capital                                   6,920,825       7,612,907       8,374,198       9,211,618

Free cash flow                                       $1,281,674      $1,411,841      $1,555,026      $1,712,528

Present value interest factor @ 25%                  0.01811257      0.01289005      0.01031204      0.00824963

Present value of free cash flows                        $20,651         $18,199         $16,035         $14,128

Sum of present values
Less Change of Control Liabilities
Enterprise value

Biosearch Medical Products, Inc.
Comparative Income Statements for the Years Ended December 31, 1993-1998 and at for the Three Months Ended
March 31,1998-1999.

                                                                       Exhibit B


                                                    1993          1994           1995          1996
Revenues                                        $3,793,670     $3,573,877     $3,268,220     $2,648,719

Cost of goods sold                               2,916,187      2,909,482      2,777,747      2,238,606
                                                -----------------------------------------------------------

Gross profit                                       877,483        664,395        490,473        410,113

Selling, general and administrative expenses     1,600,619      1,451,966      1,332,497      1,222,901
                                                -----------------------------------------------------------

Operating profit (loss)                           (723,136)      (787,571)      (842,024)      (812,788)

Other income (expense)
Interest expense, net                             (204,616)       (98,902)       (30,426)       (72,055)
Sale of Assets-Certain Business Groups                   0      3,328,765              0              0
Other, net                                         683,930        454,291         28,818          1,275
                                                -----------------------------------------------------------

Total other income (expense)                       479,314      3,684,154         (1,608)       (70,780)

Income (Loss) from operations before
  extraordinary item                              (243,822)    (2,896,583)      (843,632)      (883,568)

Extraordinary items:                                     0        114,000              0              0
Gain (loss) on retirement of debt

Federal income taxes                                     0        (60,000)             0              0

Net income (loss)                                ($243,822)    $2,950,583      ($843,632)     ($883,568)
                                                  =========================================================

                                                   1997           1998          03/31/98       03/31/99
Revenues                                        $1,936,171     $1,294,838       $604,117       $218,401

Cost of goods sold                               1,536,936      1,271,216        430,102        214,206
                                                -------------------------------------------------------

Gross profit                                       399,235         23,622        174,015          4,195

Selling, general and administrative expenses       892,602        859,077        202,018        195,230
                                                -------------------------------------------------------

Operating profit (loss)                           (493,367)      (835,455)       (28,003)      (191,035)

Other income (expense)
Interest expense, net                              (84,441)       (22,427)       (20,885)             0
Sale of Assets-Certain Business Groups                   0              0              0        191,259
Other, net                                          21,598          6,906          1,887        400,167
                                                -------------------------------------------------------

Total other income (expense)                       (62,843)       (15,521)       (18,998)       591,426

Income (Loss) from operations before
  extraordinary item                              (556,210)      (850,976)       (47,001)       400,391

Extraordinary items:                                     0              0              0              0
Gain (loss) on retirement of debt
                                                -------------------------------------------------------

Federal income taxes                                     0              0              0              0

Net income (loss)                                ($556,210)     ($850,976)      ($47,001)      $400,391
                                                =======================================================

BIOSEARCH MEDICAL PRODUCTS, INC.
COMPARABLE COMPANY ANALYSIS
PRICING AS OF March 199,1999

                                                                       Exhibit 4

                                                                                                                      Net Working
                                                        PRICE/     PRICE/LTM   PRICE/LTM      EBITDA/     EBITDA/       Capital/
                                                       BOOK VALUE   REVENUES     EBITDA      BOOK VALUE   REVENUES      Revenues
                                                          (A)         (B)         (C)           (D)         (E)           (F)
COMPARABLE COMPANY
ABIOMED, INC. (ABMD)                                       2.90       3.60          NM       -20.30%      -30.06%        1.09
ADVANCED NEUROMODULATION SYSTEMS (ANSI)                    1.60       3.50       11.80        11.96%       29.35%        0.88
ALARIS MEDICAL, INC. (ALRS)                                1.40       2.00        8.30        19.34%       24.72%        0.36
APPLIED IMAGING CORP. (AICX)                               0.83       1.00          NM       -89.33%      -68.39%        1.02
ARROW INTERNATIONAL, INC. (ARRO)                           1.90       2.20        7.00        27.89%       30.99%        0.38
BALLARD MEDICAL PRODUCTS, INC. (BMP)                       4.10       6.20       16.80        25.51%       36.63%        0.85
BARD (C.R.), INC. (BCR)                                    3.50       2.90       15.90        21.29%       17.94%        0.07
BAXTER INTERNATIONAL INC. (BAX)                            3.90       3.60       14.10        30.05%       25.36%        0.23
BIONIX IMPLANTS, INC. (BINX)                               1.70       2.60       25.90         6.80%       10.06%        1.24
BOSTON SCIENTIFIC CORP. (BSX)                              3.20       7.00       20.30        35.97%       34.28%       -0.82%
EP MEDISYSTEMS, INC. (EPMD)                                3.60       4.30          NM       -48.97%      -50.41%        0.98
FOCAL, INC. (FOCL)                                         3.80      10.30          NM        -3.60%      -11.86%        2.34
GISH BIOMEDICAL, INC. (GISH)                               0.59       0.50        29.0         1.77%        1.73%        0.71
GUIDANT CORP. (GDT)                                        9.00       5.10       17.50        63.39%       28.63%        0.06
HAEMONETICS CORP.(HAE)                                     1.70       1.80        9.40        19.23%       18.86%        0.56
HENLEY HEALTHCARE, INC.(HENL)                              1.20       1.50          NM        -5.14%       -3.31%       -0.09%
ICU MEDICAL, INC. (ICUI)                                   2.60       3.90       12.40        58.70%       31.07%        1.10
KENSEY NASH CORP. (KNSY)                                   3.50       6.10       69.80         5.07%        8.77%        0.83
MEDAMICUS, INC. (MEDM)                                     1.90       0.83       17.50        13.56%        4.73%        0.24
MERIDAN MED TECHNOLOGIES, INC. (MTEC)                      1.00       0.96        9.30        12.14%       10.41%        0.14
MERIT MEDICAL SYSTEMS, INC. (MMSI)                         1.40       0.80        6.90        21.71%       11.69%        0.22
MINNTECH CORP. (MNTX)                                      1.68       1.07        6.58        28.77%       16.30%        0.41
NITINOL MEDICAL TECHNOLOGY, INC. (NMTI)                    1.40       3.20       64.10         3.25%        4.92%        1.07
ORTHOLOGIC CORP. (OLGC)                                    1.20       1.10          NM       -11.45%      -12.66%        0.49
OXBORO MEDICAL INTERNATIONAL, INC. (OMED)                  8.40       6.10          NM       -42.19%      -23.93%        0.33
ROCHESTER MEDICAL CORP. (ROCM)                             1.70       5.60          NM        -7.53%      -24.47%        2.00
STRYKER CORP. (SYK)                                        6.60       5.10       15.00        51.09%       34.07%        0.52
US SURGICAL CORP. (USS)                                    1.90       2.80       13.80        18.59%       20.27%        0.37
VITAL SIGNS, INC. (VITL)                                   1.90       1.80        9.90        18.84%       18.08%        0.28
UTAH MEDICAL PRODUCTS, INC. (UM)                           1.80       2.10        6.70        29.71%       30.70%        0.37
VENTANA MEDICAL SYSTEMS, INC. (VMSI)                       5.60       6.40      101.70         6.29%        6.30%        0.81
VIVUS, INC. (VVUS)                                         6.20       1.30          NM       -23.82%      -30.58%       -0.07%

MEDIAN                                                     1.90       2.85        9.65        12.85%       11.05%       44.88%
MEAN                                                       2.93       3.35       15.93         8.71%        6.26%       59.30%
STANDARD DEVIATION                                         2.11       2.29       22.16        30.27%       25.59%       59.27%
COEFFICIENT OF VARIATION                                   0.72       0.68        1.39         3.48         4.06

(A) MARKET VALUE OF TOTAL INVESTED CAPITAL DIVIDED BY BOOK VALUE OF TOTAL INVESTED CAPITAL.

(B) MARKET VALUE OF TOTLA INVESTED CAPITAL DIVIDED BY REVENUES RECOGNIZED DURING THE LATEST TWELVE MONTHS, AS REPORTED IN SEC FILINGS.

(C) MARKET VALUE OF TOTAL INVESTED CAPITAL DIVIDED BY EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION AND EXTRAORDINARY!

(D) EARNINGS BEFORE INTERST TAXES DEPRECIATION AND AMORTIZATION DIVIDED BY THE BOOK VALUE OF TOTAL INVESTED CAPITAL.

(E) EARNINGS BEFORE INTEREST TAXES DEPRECIATION AND AMORTIZATION DIVIDED BY REVENUES.

(F) NET WORKING CAPITAL (CURRENT ASSETS MINUS CURRENT LIABILITIES) DIVIDED BY REVENUES.

Biosearch Medical Products, Inc.
Data Relating to Sales, Mergers, and Acquisitions of Companies in the Surgical Instruments and Equipment Industry


                                                                                                                           EXHIBIT 5


                                                           Date of          Price/      Price/      Price/     EBITDA/     EBITDA/
Name of Target                                           Transaction      Book Value   Revenues    EBITDA   Book Value    Revenues
Venture Medical, Inc.                                      02/09/98           0.54       0.47       1.67       31.80%      27.98%
Equidyne Systems, Inc.                                     05/11/98             NM         NM         NM          NM          NM
Elekta Neuro-surgical Instruments                          07/08/98             NA       0.89         NM          NA      -5.03%
Ideas for Medicine, Inc.                                   09/30/98             NA       2.70         NA          NA          NA
Norfolk Medical Products, Inc.                             06/02/98             NA       3.67         NA          NA          NA
NA                                                         01/30/98           1.71       1.71      15.21       11.27%      11.23%
Edward Weck, Inc. of Bristol-Meyers Squibb                 12/21/93             NA       1.01         NA          NA          NA
Intervention Therapeutics Corp.                            04/29/96             NA       6.99         NA          NA          NA
Master Medical Corporation                                 05/22/95             NA       1.15       4.99          NA       23.01%
Microgyn, Inc.                                             10/29/96             NA         NM         NM          NM          NM
X-Cardia                                                   02/28/97             NA         NA         NA          NA          NA
Neuromed, Inc.                                             03/31/95             NA       2.69         NA          NA          NA


Median                                                                        1.13       1.71       4.99       21.54%      17.12%
Mean                                                                          1.13       2.36       7.29       21.54%      14.30%

Source Pratt's Stats, Inc.

                                                                       Exhibit 6

                        Biosearch Medical Products, Inc.
                         Discounted Cash Flow Analysis
                               Valuation Summary

(A)  Projected free cash flows discounted at 35%: $275,361, or $0.125 per share

     Under this scenario, NOL has present value to Company of $349,551.

(B)  Projected free cash flows discounted at 30%: $503,554, or $0.229 per share.

     Under this scenario, NOL has present value to Company of $430,000.

(C)  Projected free cash flows discounted at 25%: $858,011, or $0.391 per share.

     Under this scenario, NOL has present value to Company of $538,343.

                                                                       Exhibit 7

                        Biosearch Medical Products, Inc.
                           Market Comparable Analysis
                               Valuation Summary

(A)  Public Companies - Medical Instrumentation

     (1)  Median Price/Revenue Ratio: 2.85

          (a)  Appropriate ratio near low end of range: .75

          (b)  Preliminary  indicated  value:          $971,129
               Less:  Required  working capital:       (200,000)
               Indicated value:                        $771,129

     (2)  Median Price/Book Value: 1.90

          (a)  Appropriate ratio near low end of range: 1.00

          (b)  Preliminary indicated:                  $489,561
               Less: Required working capital:         (200,000)
               Indicated value:                        $289,561


     (3)  Average of (1) and (2)                       $530,345, or $0.242
                                                       per share.

Quality of data: FAIR

                                                                       Exhibit 8


                        Biosearch Medical Products, Inc.
                           Market Comparable Analysis
                               Valuation Summary

(A)  Market Value Ratios Derive from Sale/Merger Transactions

     (1)  Median Price/Revenue Ratio: 1.71

          (a)  Appropriate ratio near low end of range- .65

          (b)  Preliminary indicated value:            $841,645
               Less: Required working capital:         (200,000)
               Indicated value:                        $641,645

     (2)  Median Price/Book Value: 1.13

          (a)  Appropriate ratio at low end of range: .54

          (b)  Preliminary indicated value:            $264,363
               Less: Required working capital:         (200,000)
               Indicated value:                        $ 64,363

     (3)  Average of (1) and (2):                      $353,004, or $0.161
                                                       per share.

Quality of data: POOR

Biosearch Medical Products, Inc.                                       Exhibit 9
Liquidating Value Analysis
March 31, 1999 Balance Sheet



ASSETS
Current Assets:
Cash and cash equivalents                              $ 49,157
Accounts receivable @85%                                 94,903
Inventories @50%                                        164,914
Other current assets                                    235,908
                                                       --------

Total current assets                                    544,882

Property, plant & equipment                             250,000
                                                       --------

Total assets                                           $794,882
                                                       ========

Liabilities and Stockholders' Equity
Current Liabilities                                    $330,000
Change of control obligations                           135,000
                                                       --------

Total liabilities                                       465,000
                                                       --------

Estimated Liquidating Value                            $329,882
                                                       ========

Per share                                              $  0.150

                                                                      Exhibit 10

                        Biosearch Medical Products, Inc.
                                Valuation Recap.


                                                    Aggregate Value   Per Share

(A)  DCF Analysis

     (1)  35% Discount Rate:                           $275,361        $0.125

     (2)  30% Discount Rate:                           $503,554        $0.229

     (3)  25% Discount Rate:                           $858,011        $0.391

(B)  Public Comparables                                $530,345        $0.242

(C)  Sale/Merger Transactions                          $353,004        $0.161

(D)  Liquidating Value Analysis                        $329,882        $0.150

                              Median                   $428,279        $0.195

                              Mean                     $475,026        $0.216

Note: No consideration given to effect on per share value of stock option exercise.

                                                                      Exhibit 11

Biosearch Medical Products, Inc.
Cash Flow Forecast

                                        April         May        June        July       August     December
Cash and cash equivalents           $  50,000   $  13,500   $       0   $   9,500    ($  8,000)   ($  3,500)

Cash proceeds:
Accounts receivable                 $ 100,000   $ 125,000   $ 160,000   $ 165,000    $ 165,000    $ 170,000

Cash out:

Payroll and benefits                $  62,000   $  64,000   $  64,000   $  96,000    $  64,000    $  64,000
Accounts payable                    $  50,000   $  50,000   $  60,000   $  60,000    $  70,000    $  70,000
Accounts payable-Med & Dent.        $  15,000   $  15,000   $  15,000   $  15,000    $  15,000    $  15,000
Accounts payable-Comm. Insur        $   5,000   $   5,000   $   7,000   $   7,000    $   7,000    $   7,000
Accounts payable-Building Expense   $   4,500   $   4,500   $   4,500   $   4,500    $   4,500    $   5,000

Total cash out                      $ 136,500   $ 138,500   $ 150,500   $ 182,500    $ 160,500    $ 161,000

Net cash                            $  13,500   $       0   $   9,500   ($  8,000)   ($  3,500)   $   5,000


Note: Provided by management.